SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 20, 2006

                            COLONIAL BANKSHARES, INC.
               (Exact Name of Registrant as Specified in Charter)

         Federal                          0-51385                90-0183739
------------------------------    ----------------------     --------------
(State or Other Jurisdiction)        (Commission File No.)   (I.R.S. Employer
      of Incorporation)                                     Identification No.)


85 West Broad Street, Bridgeton, New Jersey                     08302
-------------------------------------------                     -----
(Address of Principal Executive Offices)                      (Zip Code)

Registrant's telephone number, including area code:  (856) 451-5800
                                                     --------------



                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.   Entry into a Material Definitive Agreement.

         On July 20, 2006, stockholders of Colonial Bankshares, Inc. (the "Registrant") approved the Registrant's 2006 Stock-Based Incentive Plan (the "Stock Incentive Plan"). A description of the Stock Incentive Plan is included in "Proposal II - Approval of the Colonial Bankshares, Inc. 2006 Stock-Based Incentive Plan" of the Registrant's Definitive Proxy Statement for its 2006 Annual Meeting, as filed with the Securities and Exchange Commission (the "SEC") on June 15, 2006, and is incorporated herein by reference.

Item 9.01.   Financial Statements and Exhibits.

       (a) Not Applicable.

       (b) Not Applicable.

       (c) Not Applicable.

       (d) Exhibits.

           Exhibit No.         Description
           -----------         -----------
              10               Colonial  Bankshares,  Inc.  2006  Stock-Based
                               Incentive Plan (incorporated by reference to Appendix B of the Registrant's Definitive
                               Proxy  Statement for the 2006 Annual Meeting of
                               Stockholders (File No. 0-51385), as filed with the SEC on June 15, 2006).

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                       COLONIAL BANKSHARES, INC.



DATE: July 25, 2006               By:  \s\ Edward J. Geletka
                                       ----------------------------------------
                                       Edward J. Geletka
                                       President and Chief Executive Officer

                                  EXHIBIT INDEX

The following exhibits are filed as part of this report:

         Exhibit No.            Description
         -----------            -----------
           10                   Colonial  Bankshares,  Inc. 2006 Stock-Based
                                Incentive Plan (incorporated by reference to Appendix B of the Registrant's Definitive
                                Proxy Statement for the 2006 Annual Meeting of
                                Stockholders (File No. 0-51385), as filed with the SEC on June 15, 2006).